UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                               PURINA MILLS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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                                     [LOGO]

                             1401 SOUTH HANLEY ROAD
                            ST. LOUIS, MISSOURI 63144

                                                                  April 24, 2001


Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Purina Mills, Inc., which will be held on Tuesday, June 12, 2001, at 11:00 a.m. CDT at the Renaissance Hotel - Airport, located at 9801 Natural Bridge Road, St. Louis, Missouri.

         At the annual meeting, you will be asked to elect five Directors to our Board of Directors, to approve the amendment and restatement of the Company's Equity Incentive Plan, to approve the adoption of the Company's 2001 Non-Employee Director and Key Employee Equity Incentive Plan, and to ratify the appointment of the independent auditors of the Company for our 2001 fiscal year.

         The Company has enclosed a copy of its 2000 Annual Report for the year ended December 31, 2000 with this Notice of Annual Meeting of Stockholders and Proxy Statement.

         Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                         Sincerely,

                                         /s/ Brad J. Kerbs

                                         BRAD J. KERBS
                                         CHIEF EXECUTIVE OFFICER AND PRESIDENT

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                                     [LOGO]

                             1401 SOUTH HANLEY ROAD
                            ST. LOUIS, MISSOURI 63144

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 12, 2001

                    ----------------------------------------


To our Stockholders:

         You are hereby notified that the Annual Meeting of Stockholders of Purina Mills, Inc., a Delaware corporation, will be held June 12, 2001, at 11:00 a.m. CDT at the Renaissance Hotel - Airport, located at 9801 Natural Bridge Road, St. Louis, Missouri, for the purpose of:

         1. Electing five directors to the Board of Directors consisting of Brad J. Kerbs, Craig Scott Bartlett, Jr., Robert F. Cummings, Jr., James J. Gaffney and Robert A. Hamwee;

         2. Approving the adoption of the Company's amended and restated Equity Incentive Plan;

         3. Approving the adoption of the 2001 Non-Employee Director and Key Employee Equity Incentive Plan;

         4. Ratifying the designation of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2001; and

         5. Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The record of Stockholders entitled to notice and to vote at the meeting was taken as of the close of business on April 16, 2001.

         You are invited to attend the meeting, but whether or not you expect to attend in person, please mark, sign, date, and return the enclosed proxy in the accompanying postage-paid envelope so that your shares will be represented at the meeting or adjournment thereof.


                               /s/ Darrell D. Swank

                               DARRELL D. SWANK
                               EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

April 24, 2001

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                               PURINA MILLS, INC.
                                1401 SOUTH HANLEY
                            ST. LOUIS, MISSOURI 63144

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 2001

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Purina Mills, Inc., a Delaware corporation, of proxies to be used at the annual meeting of Stockholders of the Company to be held on June 12, 2001. The Notice of Annual Meeting of Stockholders, this Proxy Statement, and related proxy card are being mailed to stockholders on or about April 24, 2001.

         Our stockholders of record at the close of business on April 16, 2001 will be entitled to vote at the Annual Meeting. On that date, we had outstanding and entitled to vote 8,498,396 shares of common stock, par value $0.01 per share. An additional 1,501,604 of our shares are currently being held in escrow prior to distribution in accordance with our Chapter 11 Plan of Reorganization. Each share of common stock entitles the holder to one vote on all matters properly brought before the meeting, including the election of directors. Shares can be voted only if the stockholder is present in person or by proxy.

         You may revoke your proxy at any time prior to the exercise of the powers it confers. The shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in the manner specified on the proxies. If specific choices are not indicated on a properly executed proxy, the shares represented by such proxies received will be voted:
(i) for the nominees for Director named in this Proxy Statement; (ii) for approval of the amendment and restatement of the Company's Equity Incentive Plan; (iii) for adoption of the 2001 Non-Employee Director and Key Employee Equity Incentive Plan; (iv) for ratification of the appointment of KPMG LLP as independent auditors; and (v) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters that properly come before the Annual Meeting. The Board of Directors is not aware of any matter to be presented for action at the meeting other than those set forth herein.

         The presence, in person or by proxy, of the holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for any business to be transacted at the Annual Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Directors are elected by a plurality of the affirmative votes cast. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors. The affirmative vote by the holders of a majority of the total number of shares of common stock present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving other matters to be acted upon at the Annual Meeting.

         The Board of Directors has designated Brad J. Kerbs, Chief Executive Officer and President and Darrell D. Swank, Executive Vice President, Chief Financial Officer and Secretary, as proxies for appointment by stockholders to represent and vote their shares in accordance with their directions.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Our Certificate of Incorporation provides that our Board of Directors shall consist of not less than five or more than nine members, as fixed by the Board of Directors from time to time in accordance with our By-Laws. Our Board of Directors has fixed the number of Directors at five. At the Annual Meeting, five Directors are to be elected to hold office until our next annual meeting. The Board recommends that its five nominees for Director be elected at the Annual Meeting. All nominees have consented to being named and to serve if elected. If any nominee becomes unavailable for any reason, the proxies will be voted for the election of such other person as a Director as the Board may recommend.

VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, is required for the election of each director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

                 INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

         Please review the following information about the nominees for our Board of Directors. The ages shown are as of March 31, 2001.

     BRAD J. KERBS, Director since June 2000, age 53.

     Mr. Kerbs has served as our Chief Executive Officer and President since February 2000. Previously, he served as our President and Chief Operating Officer since August 1999, and as an Executive Vice President since August 1998. He joined us in 1969 and has served in various operational, administrative, marketing and management positions. Mr. Kerbs was serving as an officer of Purina Mills, Inc. at the time it filed Chapter 11 proceedings in October 1999.

     CRAIG SCOTT BARTLETT, JR., Director since June 2000, age 67.

     Since 1994, Mr. Bartlett has been a self-employed corporate director and currently serves on the board of directors of NVR, Inc., a homebuilder, Janus Hotels and Resorts, Inc., a hotel and hotel management company, Abraxas Petroleum Corporation, an exploration and development company, and New ICO Global Communications (Holdings) Limited, a satellite telecommunications company.

     ROBERT F. CUMMINGS, JR., Director since June 2000, age 51.

     Mr. Cummings joined Goldman Sachs & Co., an investment bank, in 1973 and served with Goldman Sachs & Co. in various capacities from that date until his retirement in 1998 as a General Partner of the firm. Since his retirement, Mr. Cummings has served as an Advisory Director of Goldman Sachs & Co.

     JAMES J. GAFFNEY, Director since June 2000, age 60.

     Since 1997 Mr. Gaffney has served as a consultant to certain private investment funds ("GS Funds") affiliated with Goldman Sachs & Co. ("Goldman Sachs") in relation to GS Funds' investment in Viking Pacific Holdings Ltd. and Vermont Investments Limited. Since 1997 he has served as Vice Chairman of Viking Pacific Holdings Ltd. From 1995 through 1997, Mr. Gaffney served as Chairman of the Board and Chief Executive Officer of General Aquatics, Inc., which manufactures swimming pool equipment and constructs swimming pools. From 1993 through 1995 he was President and Chief Executive Officer of KDI Corporation, a conglomerate which was involved in swimming pool construction and manufactured products for a variety of industries. Prior to 1993, Mr. Gaffney held numerous other executive and financial positions. He also is a director of SCP Pool, Inc., Advantica Restaurant Group, Hexcel Co., Safelite Glass Corp. and Hvide Marine, Inc., where he serves as Chairman of the Board, and of various private companies.

     ROBERT A. HAMWEE, Director since June 2000, age 30.

     Mr. Hamwee is a Managing Director of GSC Partners, an investment firm, which he joined in 1994. GSC Partners is an affiliate of our largest stockholder, GSCP Recovery, Inc. Mr. Hamwee was previously associated with The Blackstone Group, a merchant bank, where he worked on a wide range of assignments in the Merchant Banking, Mergers & Acquisitions and Restructuring departments.

COMMITTEES AND DIRECTORS MEETINGS

         The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

         The members of the Audit Committee are Craig Scott Bartlett Jr., (Chairman), Robert F. Cummings, Jr., and Robert A. Hamwee. The Audit Committee oversees the financial affairs of the Company.

         The members of the Compensation Committee are Craig Scott Bartlett, Jr., James J. Gaffney and Robert A. Hamwee (Chairman). The Compensation Committee recommends compensation for executive officers of the Company.

         Although we do not have a standing nominating committee, written recommendations for nominees to our Board of Directors to be elected at the 2002 annual meeting of stockholders will be considered by the Board of Directors if such recommendations are received in accordance with our By-Laws by our Secretary at our principal offices no less than 60 nor more than 90 calendar days prior to June 12, 2002.

         Our Board of Directors held four meetings between June 30, 2000 and December 31, 2000. The Compensation Committee met one time and the Audit Committee met one time. All of the Directors attended at least 75% of the total meetings held by the Board of Directors and the committees on which they served in 2000.

DIRECTOR COMPENSATION

         Employee Directors do not receive additional compensation for serving on the Board of Directors. Non-employee Directors receive an annual retainer of $25,000 and are reimbursed for travel and other expenses incurred in attending board or board committee meetings. The Company also pays the premium on directors' and officers' liability policies covering the Directors.

         On March 20, 2001, the Board adopted, subject to shareholder approval, the 2001 Non-Employee Director and Key Employee Equity Plan which, subject to its terms, will provide for non-statutory stock option grants to non-employee directors and key employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The compensation committee currently consists of independent directors, Messrs. Bartlett, Gaffney and Hamwee. None was an officer or employee of ours during the last fiscal year or was formerly an officer or employee of ours. Prior to our emergence from bankruptcy we did not have a compensation committee or other committee of the board of directors performing similar functions. Previously, decisions concerning compensation of our executive officers were made by the board of directors.

                                   PROPOSAL 2

           APPROVAL OF EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

         In May 2000, our Board of Directors adopted the Company's Equity Incentive Plan as part of our Chapter 11 Plan of Reorganization. As of March 31, 2001, the aggregate number of shares of our common stock authorized for issuance under the Equity Incentive Plan was 1,000,000 shares.

         As of March 31, 2001, options covering an aggregate of 1,000,000 shares of our common stock had been granted and were outstanding under the Equity Incentive Plan, and only shares that might in the future be returned to the Equity Incentive Plan as a result of cancellations or expiration of options remain available for future grant under the Amended and Restated Equity Incentive Plan. In June and October 2000, we granted to all named executive officers, as a group, options to purchase 468,572 shares and to all other employees, as a group, options to purchase 531,428 shares. At the time of grant, fifty percent of the options granted to each optionee had an exercise price of $18.50 per share, twenty-five percent of the options granted to each optionee had an exercise price of $23.12 per share and twenty-five percent of the options granted to each optionee had an exercise price of $27.75 per share.

         In March 2001, the Board approved the amendment and restatement of the Equity Incentive Plan, subject to stockholder approval, setting the exercise price of all outstanding options and all future options at $12.50 per share on fifty percent of the options granted, $15.62 per share on twenty-five percent of the options granted and $18.75 per share on twenty-five percent of the options granted. The Board approved this decrease in the exercise price in an effort to ensure that our outstanding options and future options continue to provide meaningful compensatory incentives to our executive officers and employees. The Board also approved an amendment to eliminate the six (6) month restriction on transfer of the common stock following the date of exercise.

VOTE REQUIRED. Stockholders are requested in this Proposal 2 to approve the Amended and Restated Equity Incentive Plan. The affirmative vote on the matter of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Amended and Restated Equity Incentive Plan. In the event stockholder approval is not obtained, no prospective option grants will be made under the Amended Restated Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

         The following is a summary of the material features of the Amended and Restated Equity Incentive Plan. This summary does not contain all of the details of the plan and is subject to the terms of the plan document attached to this proxy statement as Annex A.

GENERAL

         Stock options granted under the Amended and Restated Equity Incentive Plan are non-statutory stock options and are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Income Tax Information" on page 6 for a discussion of the tax treatment of non-statutory stock options.

PURPOSE

         The Amended and Restated Equity Incentive Plan was adopted to provide a means by which selected employees can be given an opportunity to purchase our stock, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling those key positions and to provide incentives for such persons to exert maximum efforts for success. Twenty (20) officers and key employees of the Company have currently received options under the Amended and Restated Equity Incentive Plan.

ADMINISTRATION

         The Amended and Restated Equity Incentive Plan is administered by our Board. The Board has the power to construe and interpret the Amended and Restated Equity Incentive Plan and, subject to the provisions of the Amended and

Restated Equity Incentive Plan, to determine the persons to whom and the dates on which options will be granted and the number of shares to be subject to each option. The Board of Directors is authorized to delegate administration of the Amended and Restated Equity Incentive Plan to a committee composed of not fewer than two non-employee members of the Board. The Board has delegated administration of the Amended and Restated Equity Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Amended and Restated Equity Incentive Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

         Selected employees are eligible to receive nonstatutory stock options under the Amended and Restated Equity Incentive Plan. No person may be granted options under the Amended and Restated Equity Incentive Plan during any calendar year to purchase in excess of 250,000 shares of common stock.

STOCK SUBJECT TO EQUITY INCENTIVE PLAN

         An aggregate of 1,000,000 shares of common stock is authorized for issuance under the Amended and Restated Equity Incentive Plan. If options granted under the Amended and Restated Equity Incentive Plan expire or otherwise terminate without being exercised, the common stock not purchased pursuant to such options again becomes available for issuance under the Amended and Restated Equity Incentive Plan.

TERMS OF OPTIONS

         The following is a description of the permissible terms of options under the Amended and Restated Equity Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         Exercise Price; Payment. The exercise price of options under the Amended and Restated Equity Incentive Plan is $12.50 per share of common stock on fifty percent of the options granted, $15.62 per share on twenty-five percent of the options granted and $18.75 per share on twenty-five percent of the options granted. The Board, in its sole discretion, is authorized to reduce the exercise price of any outstanding option to no less than the greater of $10.00 per share or the market value per share on the date of such amendment. Any reduction of the exercise price below $10.00 per share must be approved by the stockholders of the Company. The exercise price is payable in cash or by check at the time of exercise.

         Option Exercisability. Options granted under the Amended and Restated Equity Incentive Plan become exercisable in cumulative increments at the rate of 1/3rd per year, during the optionees employment. Each option granted under the Amended and Restated Equity Incentive Plan will become immediately exercisable in full in the event of a change of control of the Company, a recapitalization of the Company which results in the payment of dividends or other cash compensation to shareholders, the optionee's retirement at or after age 65, the death of the optionee if the death occurs while the optionee is employed by the Company or the optionee's permanent and total disability if the optionee becomes permanently and totally disabled while an employee of the Company.

         Term. The maximum term of options under the Amended and Restated Equity Incentive Plan is until December 31, 2006. Options under the Amended and Restated Equity Incentive Plan terminate one year after termination of the optionee's employment.

ADJUSTMENT PROVISIONS AND EFFECT OF CERTAIN CORPORATE EVENTS

         The maximum number of shares that may be issued and delivered under the plan, the number of shares covered by outstanding options, and the prices per share applicable to these shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar events. In the event of any such transaction or event, our board, in its discretion, may provide in substitution for any or all outstanding awards under the plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the Amended and Restated Equity Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Amended and Restated Equity Incentive Plan will terminate on December 31, 2006.

         The Board may also amend the Amended and Restated Equity Incentive Plan at any time. However, any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the shares of common stock are traded or quoted, will not be effective unless and until such approval has been obtained.

RESTRICTIONS ON TRANSFER

         Under the Amended and Restated Equity Incentive Plan, a non-statutory stock option may not be transferred except by will or by the laws of descent and distribution. Options are exercisable during an optionee's lifetime only by him or her or by his or her guardian or legal representative.

STOCK OPTIONS GRANTED UNDER THE EQUITY INCENTIVE PLAN

                                NEW PLAN BENEFITS

         As of March 2001, stock options had been granted under the Equity Incentive Plan as follows:

              NAME AND POSITION                                   NUMBER OF
              ----------------                                  STOCK OPTIONS
                                                                -------------
              Brad J. Kerbs..................................      120,000
              Darrell D. Swank...............................       87,143
              James R. Emanuelson............................       87,143
              David R. Hoogmoed..............................       87,143
              Rick L. Bowen..................................       87,143
              Executive Group (Above)........................      468,572
              Non-Executive Officer Employee Group...........      531,428

FEDERAL INCOME TAX INFORMATION

         The following discussion is intended only as a brief summary of the federal income tax consequences of non-statutory stock options granted under the Amended and Restated Equity Incentive Plan. The summary is not intended to be complete and does not describe state or local tax consequences. The laws governing the tax aspects of non-statutory stock options are subject to change in the future, and any such change could be retroactive and affect the validity of the following discussion.

TAX CONSEQUENCES TO OPTIONEES

         The holder of a non-statutory stock option does not recognize taxable income upon the grant of the option. Upon the exercise of a non-statutory stock option as to any shares, the excess of the fair market value of such shares on the date of exercise over their exercise price constitutes compensation taxable to the optionee as ordinary income.

         Upon an optionee's sale of shares acquired pursuant to the exercise of a non-statutory stock option, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss.

TAX CONSEQUENCES TO THE COMPANY

         To the extent that an optionee recognizes ordinary income upon the exercise of a non-statutory stock option, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

                                   PROPOSAL 3

  APPROVAL OF 2001 NON-EMPLOYEE DIRECTOR AND KEY EMPLOYEE EQUITY INCENTIVE PLAN

         In March 2001, the Board adopted, subject to stockholder approval, the 2001 Non-Employee Director and Key Employee Equity Incentive Plan (the "2001 Plan").

         As of March 31, 2001, there were 500,000 shares of our common stock authorized for issuance under the 2001 Plan. As of March 31, 2001, no options had been granted under the 2001 Plan, and all of the authorized shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the 2001 Plan.

VOTE REQUIRED. Stockholders are requested in this Proposal 3 to approve the adoption of the 2001 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the adoption of the 2001 Plan. In the event stockholder approval is not obtained, no option grants will be made under the 2001 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

         The following is a summary of the material features of the 2001 Plan. This summary does not contain all of the details of the plan and is subject to the terms of the plan document attached to this proxy statement as Annex B.

GENERAL

         The 2001 Plan provides for non-discretionary grants of nonstatutory stock options. Options granted under the 2001 Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Internal Revenue Code. See "Federal Income Tax Information" on page 8 for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

         The purpose of the 2001 Plan is to retain the services of persons now serving as non-employee directors of the Company, to attract and retain the services of persons capable of serving on our Board and to provide incentives for those directors to exert maximum efforts to promote our success. In addition, the Plan is intended to provide a means by which selected employees can be given an opportunity to purchase our stock, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling those key positions and to provide incentives for such persons to exert maximum efforts for success.

ADMINISTRATION

         The 2001 Plan is administered by our Board. The Board has the final power to construe and interpret the 2001 Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board may not delegate administration of the 2001 Plan to a committee.

SHARES SUBJECT TO THE 2001 PLAN

         The common stock that may be issued pursuant to options granted under the 2001 Plan may not exceed in the aggregate 500,000 shares of common stock. If any option expires or terminates, in whole or in part, without having been exercised in full, the stock not purchased under such option will revert to and again become available for issuance under the 2001 Plan.

ELIGIBILITY

         The 2001 Plan provides that options may be granted to non-employee directors or key employees of the Company. A "non-employee director" is defined in the 2001 Plan as a director who is not otherwise an employee of the Company or any affiliate. No person may be granted options under the 2001 Plan in excess of 100,000 shares of common stock.

TERMS OF OPTIONS

         Each option under the 2001 Plan is subject to the following terms and conditions:

         Option Grants. Each current non-employee director will, after the date of stockholder approval of this Proposal, receive an option to purchase 25,000 shares of our common stock. Subsequently, each non-employee director elected or appointed to our Board for the first time will receive an option to purchase 25,000 shares of the Company's common stock upon such person's date of initial election or appointment to the Board. In addition, each non-employee director and each key employee may be considered for option grants in accordance with the provisions of the 2001 Plan.

         Option Exercise. Options granted under the 2001 Plan vest and become exercisable in cumulative increments at the rate of 1/3rd per year, during the optionees service on the Board or employment. Each option granted under the 2001 Plan will become immediately exercisable in full in the event of a change of control of the Company, a recapitalization of the Company which results in the payment of dividends or other cash compensation to shareholders, an employee optionee's retirement at or after age 65, the death of the optionee if the death occurs while the optionee is serving on the Board or employed by the Company or the optionee's permanent and total disability if the optionee becomes permanently and totally disabled while serving on the Board or an employee of the Company.

         Exercise Price; Payment. The exercise price of options granted under the 2001 Plan is $12.50, or 100% of the fair market value of the common stock subject to such options on the date of grant, whichever is greater. The Board, in its sole discretion, is authorized to reduce the exercise price of any outstanding option to no less than the greater of $10.00 per share or the market value per share on the date of such amendment. Any reduction of the exercise price below $10.00 per share must be approved by the stockholders of the Company. The exercise price is payable in cash or by check at the time of exercise.

         Term. The term of options granted under the 2001 Plan runs until December 31, 2006. Options under the 2001 Plan terminate one year after termination of the optionholder's service or employment.

         Transferability. Under the 2001 Plan, an option may not be transferred by the optionholder, except by will or the laws of descent and distribution. Options are exercisable during an optionee's lifetime only by him or her or by his or her guardian or legal representative.

ADJUSTMENT PROVISIONS AND EFFECT OF CERTAIN CORPORATE EVENTS

         The maximum number of shares that may be issued and delivered under the 2001 Plan, the number of shares covered by outstanding options, and the prices per share applicable to these shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar events. In the event of any such transaction or event, our board, in its discretion, may provide in substitution for any or all outstanding awards under the 2001 Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the 2001 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2001 Plan will terminate on December 31, 2006.

         The Board may also amend the 2001 Plan at any time. However, any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the shares of common stock are traded or quoted, will not be effective unless and until such approval has been obtained.

FEDERAL INCOME TAX INFORMATION

         The following discussion is intended only as a brief summary of the federal income tax consequences of non-statutory stock options granted under the 2001 Non-Employee Director and Key Employee Equity Incentive Plan. The summary is not intended to be complete and does not describe state or local tax consequences. The laws governing the tax aspects of non-statutory stock options are subject to change in the future, and any such change could be retroactive and affect the validity of the following discussion.

TAX CONSEQUENCES TO OPTIONEES

         The holder of a non-statutory stock option does not recognize taxable income upon the grant of the option. Upon the exercise of a non-statutory stock option as to any shares, the excess of the fair market value of such shares on the date of exercise over their exercise price constitutes compensation taxable to the optionee as ordinary income.

         Upon an optionee's sale of shares acquired pursuant to the exercise of a non-statutory stock option, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss.

TAX CONSEQUENCES TO THE COMPANY

         To the extent that an optionee recognizes ordinary income upon the exercise of a non-statutory stock option, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

                          OWNERSHIP OF OUR COMMON STOCK

         The table below lists the persons known by us to beneficially own 5% or more of our distributed and not held in escrow common stock as of March 31, 2001.

                                                          NUMBER OF SHARES    % OF SHARES   EXPLANATORY
         NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIALLY OWNED   OUTSTANDING      NOTES
         ------------------------------------            ------------------   -----------      -----
         Franklin Resources, Inc......................         963,215            11.3%          (A)
              777 Mariners Island Blvd.
              San Mateo, CA 94403

         GSCP Recovery, Inc...........................        2,356,168           27.7%          (B)
              500 Campus Drive, Suite 220
              Florham Park, NJ 07932

         Koch Agriculture Company.....................         516,668             6.1%          (C)
              411 East 37th Street North
              Wichata, KS 67220

         (A) These 963,215 shares represent the amount of shares Franklin Resources owns according to a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2001, and are owned by one or more open or closed end investment companies or other managed accounts that are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc. Advisory contracts grant to these adviser subsidiaries all investment and/or voting power over the securities owned by the advisory clients.

                  The voting and investment powers held by Franklin Mutual Advisers, LLC, formerly Franklin Mutual Advisers, Inc., an indirect wholly owned investment advisory subsidiary of Franklin Resources, are exercised independently from Franklin Resources and from all other investment advisor subsidiaries of Franklin Resources (Franklin Resources, its affiliates and investment advisor subsidiaries other than Franklin Mutual are collectively referred to as "Franklin affiliates"). Furthermore, Franklin Mutual and Franklin Resources internal policies and procedures establish informational barriers that prevent the flow between Franklin Mutual and the Franklin affiliates of information that relates to the voting and investment powers over the securities owned by their respective advisory clients.

                  Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock and are the principal shareholders of Franklin Resources. Franklin Resources and Messrs. C. Johnson and R. Johnson may be deemed to be, for purposes of Rule 13d-3 under the Securities and Exchange Act of 1934, the beneficial owner of securities held by persons and entities advised by the Franklin Resources subsidiaries. Franklin Resources and each of the adviser subsidiaries disclaim any economic interest of beneficial ownership in any of the securities covered by this statement.

                  Franklin Resources and each of the adviser subsidiaries are of the view that they are not acting as a "group" for purposes of
                  Section 13(d) under the 1934 Act and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities held by any of them or by any persons or entities advised by the Franklin Resources subsidiaries.

         (B) According to a Schedule 13D filed with the Securities and Exchange Commission on July 10, 2000, (a) GSCP Recovery, Inc., a Cayman Islands corporation, has sole dispositive power over an estimated 2,706,368 shares issued or to be issued; (b) Greenwich Street Capital Partners II, L.P., a Delaware limited partnership, has shared voting power over an estimated 2,706,368 shares issued or to be issued; (c) GSCP Offshore Fund, L.P., a Cayman Islands exempted limited partnership, has shared voting power over an estimated 2,706,368 shares issued or to be issued; (d) Greenwich Fund, L.P., a Delaware limited partnership, has shared voting power over an estimated 2,706,368 shares issued or to be issued; (e) Greenwich Street Employees Fund, L.P., a Delaware limited partnership, has shared voting power over an estimated 2,706,368 shares issued or to be issued; (f) TRV Executive Fund, L.P., a Delaware limited partnership, has shared voting power over an estimated 2,706,368 shares issued or to be issued; (g) Greenwich Street Investments II, L.L.C., a Delaware limited liability Company, has shared voting power over an estimated 2,706,368 shares issued or to be issued; (h) Alfred C. Eckert III has shared voting power over an estimated 2,706,368 shares issued or to be issued; (i) Keith W. Abell has shared voting power over an estimated 2,706,368 shares issued or to be issued; and (j) Sanjay H. Patel has shared voting power over an estimated 2,706,368 shares issued or to be issued.

                  All of the outstanding capital stock of GSCP Recovery, Inc. is owned by Greenwich Street Capital Partners II, L.P., GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P. Greenwich Street Investments II, L.L.C. is the general partner of each of the entities that collectively own all of the capital stock of GSCP Recovery.

                  Based on the 8,498,396 shares issued and distributed as of March 15, 2001, the actual amount of shares that GSCP Recovery has actually received to date pursuant to the plan of reorganization was 2,356,168.

         (C) According to a Schedule 13D filed with the Securities and Exchange Commission on August 16, 2000, Koch Agriculture Company, a Nebraska corporation, has sole dispositive and voting power over 516,668 shares, which were issued to Koch Agriculture pursuant to the Chapter 11 plan.

                  All of the outstanding capital stock of Koch Agriculture Company is owned by Koch Industries, Inc., a Kansas corporation.

                     COMMON STOCK OWNERSHIP OF DIRECTORS AND
                               EXECUTIVE OFFICERS

         Except as otherwise noted, the following table sets forth certain information as of March 31, 2001 as to the common stock ownership of our Directors and named executive officers and all our Directors and executive officers as a group.

                                                               NUMBER OF SHARES
                                                              BENEFICIALLY OWNED   % OF SHARES OUTSTANDING
                                                              ------------------   -----------------------
         Rick L. Bowen......................................          8,035                   *
         James R. Emanuelson................................          4,293                   *
         David R. Hoogmoed..................................          4,943                   *
         Brad J. Kerbs (1)..................................         10,841                   *
         Darrell D. Swank (2)...............................         13,014                   *
         Craig Scott Bartlett, Jr...........................             --                  --
         Robert F. Cummings, Jr.............................             --                  --
         James J. Gaffney...................................         20,000                   *
         Robert A. Hamwee (3)...............................      2,356,168                 27.7%
         All Executive Officers and Directors as a Group
              (11 persons)..................................      2,437,055                 28.7%

----------------------

(1)      All shares are held in a revocable trust of which Mr. Kerbs is trustee.
(2) Includes 4,000 shares held in a revocable trust of which Mr. Swank is trustee.
(3) All 2,356,168 shares are owned by GSCP Recovery, Inc. which is an affiliate of Mr. Hamwee's employer, GSC Partners. Mr. Hamwee disclaims beneficial ownership of these shares.

"Beneficial Ownership" includes those shares a director or executive officer has the power to vote or transfer, as well as shares owned by immediate family members that reside with the director or officer. An asterisk in the column listing the percentage of shares beneficially owned indicates the person owns less than 1% of the common stock as of March 31, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Directors and executive officers of the Company to report holdings of, and transactions in, common stock. Based on our records and other information, with the exception of one purchase of an aggregate of 231 shares by Brad J. Kerbs which was reported by Mr. Kerbs on a Form 5 at the end of the year rather than on a Form 4 at the time of the purchase, we believe that all reports required of our Directors and executive officers with respect to the fiscal year ended December 31, 2000 were timely filed.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the total annual compensation for the years shown for those individuals who were our chief executive officer and other four most highly compensated executive officers. The individuals listed who are current executive officers of the Company are referred to in this proxy statement as named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM COMPENSATION
                                                                              -------------------------------------
                                                       ANNUAL COMPENSATION            AWARDS           PAYOUTS
                                                     --------------------------------------------------------------
                                                                                                                      ALL OTHER
                                                                              SECURITIES UNDERLYING      LTIP          COMPEN-
                NAME AND                              SALARY(1)    BONUS(1)       OPTIONS/SARS(2)      PAYOUTS(3)     SATION(4)
           PRINCIPAL POSITION                YEAR        ($)          ($)               (#)               ($)            ($)
-------------------------------------------------------------------------------------------------------------------------------
Brad J. Kerbs                                2000      215,624      145,250          120,000                 --        189,656
President and Chief Executive Officer(5)     1999      155,000       80,000               --                 --          4,800
                                             1998      107,050       54,000               --             67,500          4,515

James M. Dumler                              2000       16,667           --               --                 --        599,909
Former Chief Executive Officer(5) (6)        1999       33,333      100,000               --                 --          4,800
                                             1998           --           --               --                 --             --

Timothy A. Durkin                            2000       16,667           --               --                 --        599,909
Former Chief Executive Officer(5) (6)        1999       33,333      100,000               --                 --          4,800
                                             1998           --           --               --                 --             --

Richard E. Knudson                           2000       16,667           --               --                 --        599,909
Former Chief Executive Officer(5) (6)        1999       33,333      100,000               --                 --          4,800
                                             1998           --           --               --                 --             --

Dean E. Watson                               2000           --           --               --                 --             --
Former Chief Executive Officer(7)            1999       46,680           --               --                 --          2,790
                                             1998           --           --               --                 --             --

David L. Abbott                              2000           --           --               --                 --             --
Former Chief Executive Officer(8)            1999           --           --               --                 --        816,500
                                             1998      284,350      122,083               --            785,700        650,286

Darrell D. Swank                             2000      190,000      449,600           87,143                 --        252,675
Executive Vice President, Chief              1999      165,000      120,000               --                 --          3,750
Financial Officer and Secretary(6)           1998       78,750       54,000               --                 --             --

James R. Emanuelson                          2000      174,583       62,250           87,143                 --        126,737
Executive Vice President and Chief           1999      156,667       75,000               --                 --          2,188
Information Officer                          1998       63,194       34,000               --                 --             --

David R. Hoogmoed                            2000      147,917       49,800           87,143                 --        118,571
Executive Vice President, Livestock          1999      132,375       40,000               --                 --          4,541
Systems Group                                1998      112,967       29,000               --             67,500          4,674

Rick Bowen                                   2000      135,833       58,100           87,143                 --        126,191
Executive Vice President, Operations         1999      128,033       50,000               --                 --          4,932
                                             1998      117,200       50,592               --            191,700          4,847

-------------------------------------------------------------------------------------------------------------------------------

(1) The 1998 salary of Messrs. Swank and Emanuelson only reflect a partial year since each was first employed sometime during the year 1998. The 1999 salary of Mr. Watson was for the period January through March, 1999, and the 1999 and 2000 salary of Messrs. Dumler, Durkin and Knudson was for the period April 1999 through February 2000. Bonuses are generally paid in the year following the year in which they are earned. For 2000, the bonus shown for Mr. Swank includes a one-time signing bonus of $350,000 awarded pursuant to a restructuring of his prepetition employment agreement with the Company. All other bonuses were determined pursuant to the Company's Annual Incentive Plan.

(2) The stock options listed in this column were granted under Purina's Equity Incentive Plan. No stock appreciation rights were granted to our named executive officers in 1998 through 2000.

(3) Long-term incentive plan payouts represent the consideration received upon the cancellation of all outstanding stock rights units issued under the 1995 Stock Option Plan. At the time of the 1998 merger with Koch Industries, Inc., each stock rights unit to purchase shares of PM Holdings Corporation common stock granted under any stock plan outstanding immediately prior to the merger was canceled, whether or not then exercisable, and each stock rights unit was exchanged for payment from PM Holdings equal to the product of the total number of shares of PM Holdings common stock subject to such stock rights unit times $540.

(4) All Other Compensation in 1998 and 1999 for all individuals represents matching payments made by the Company under the Company's 401(K) Savings Investment Plan. Mr. Abbott's 1998 All Other Compensation includes a cash bonus received in recognition of past service and contribution in connection with the consummation of the merger with Koch Industries, Inc., and a cash payment made in connection with the re-negotiation of his employment contract in September, 1998. Mr. Abbott's 1999 All Other Compensation consisted of a cash severance payment related to the termination of his employment as of December 31, 1998. For the year 2000, the table below shows amounts of All Other Compensation for each named executive officer:

NAME
----
Brad J. Kerbs............Bankruptcy emergence bonus, including 6,610 shares of stock      179,456
                         401(K) Plan matching contribution                                 10,200

James M. Dumler..........Bankruptcy emergence bonus, including 10,731 shares of stock     291,328
                         Severance payment, including 1,983 shares of stock               268,581

Timothy A. Dunkin........Bankruptcy emergence bonus, including 10,731 shares of stock     291,328
                         Severance payment, including 1,983 shares of stock               268,581

Richard E. Knudson.......Bankruptcy emergence bonus, including 10,731 shares of stock     291,328
                         Severance payment, including 1,983 shares of stock               268,581

Darrell D. Swank.........Bankruptcy emergence bonus, including 9,014 shares of stock      244,715
                         401(K) Plan matching contribution                                  7,960

James R. Emanuelson......Bankruptcy emergence bonus, including 4,293 shares of stock      116,537
                         401(K) Plan matching contribution                                 10,200

David R. Hoogmoed........Bankruptcy emergence bonus, including 4,035 shares of stock      109,541
                         401(K) Plan matching contribution                                  9,030

Rick L. Bowen............Bankruptcy emergence bonus, including 4,035 shares of stock      109,541
                         401(K) Plan matching contribution                                 10,650
                         Geographic pay differential payment                                6,000

(5) From April 1999 through February 2000, Messrs. Dumler, Durkin and Knudson jointly served in the three-member Office of the Chief Executive Officer of Purina. As of February 4, 2000, (a) the three-member Office of the Chief Executive Officer was eliminated and (b) Mr. Kerbs became President and Chief Executive Officer of Purina. Messrs. Dumler, Durkin and Knudson are no longer employees of Purina.

(6) Messrs. Dumler, Durkin and Knudson also received salaries (including temporary cost of living adjustments) from Koch Industries, Inc. in 1999 and 2000. Mr. Swank also received a $350,000 payment from Koch Industries, Inc. in 2000 as a restructuring settlement payment of his prepetition employment agreement.

(7) Mr. Watson was President and Chief Executive Officer from January through March, 1999.

(8)  Mr. Abbott was President and Chief Executive Officer during the year 1998.

STOCK OPTION GRANTS

         The following table presents information with respect to stock option grants that were made during the year ended December 31, 2000 to each of the named executive officers. All options granted by the Company in 2000 were non-qualified stock options, and no stock appreciation rights were granted in 2000 to the named executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                         NUMBER OF                                                     GRANT DATE
                                        SECURITIES                      EXERCISE       EXPIRATION       PRESENT
NAME                                    UNDERLYING      % OF TOTAL        PRICE           DATE          VALUE(3)
----                                      OPTIONS         OPTIONS     ($/SHARE)(2)
                                          GRANTED       GRANTED TO
                                       (# SHARES)(1)    EMPLOYEES
                                        ------------   ------------   ------------    -------------   ------------
Brad J. Kerbs.........................    120,000          12.00          21.97         12/31/06      $  195,056
Darrell D. Swank....................       87,143           8.71          21.97         12/31/06         141,648
James R. Emanuelson.................       87,143           8.71          21.97         12/31/06         141,648
David R. Hoogmoed...................       87,143           8.71          21.97         12/31/06         141,648
Rick L. Bowen.......................       87,143           8.71          21.97         12/31/06         141,648

(1) 2000 option grants become exercisable ratably over a three-year period with one-third of the options being exercisable on June 29, 2001, another one-third on June 29, 2002 and the remaining one-third on June 29, 2003. The terms of each option grant provide that if specified corporate control changes occur, all outstanding stock options become exercisable immediately.

(2) The exercise price shown is the weighted average of the exercise price of all options granted. The exercise price per share is $18.50 per share on 50% of the option shares, $23.12 per share on 25% of the option shares and $27.75 per share on the other 25% of the option shares. The Amended and Restated Equity Incentive Plan (if approved by the shareholders) will reduce the exercise price for these options to $12.50 per share on fifty percent of the option shares, $15.62 per share on twenty-five percent of the option shares, and $18.75 per share on twenty-five percent of the option shares.

(3) The grant date present values were estimated using the Block-Scholes option pricing model with the following assumptions: (a) options are assumed to be exercised at year six; (b) the risk-free rate of return is 5.0%; (c) the dividend yield is 0%; (d) the volatility is 35%.

STOCK OPTION EXERCISES AND HOLDINGS

         The following table presents information with respect to stock options exercised during the last fiscal year by the named executive officers, as well as the status and current value of unexercised stock options held as of December 31, 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                   SHARES          VALUE          NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                ACQUIRED ON                      UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                                  EXERCISE                    OPTIONS AT DECEMBER 31, 2000        DECEMBER 31, 2001(1)
                                                                       (# SHARES)
                                                             -----------------------------    ------------------------------
NAME                             (# SHARES)      REALIZED    EXERCISABLE    UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                            -------------   ----------   ------------   --------------    -------------   --------------
Brad J. Kerbs.................  --              --                  --         120,000                --              --
Darrell D. Swank..............  --              --                  --          87,143                --              --
James R. Emanuelson...........  --              --                  --          87,143                --              --
David R. Hoogmoed.............  --              --                  --          87,143                --              --
Rick L. Bowen.................  --              --                  --          87,143                --              --

(1) None of the options were in-the-money at December 31, 2000. The value of in-the-money options is based on the $ 9.94 per share closing price of Purina common stock on December 29, 2000 (the last trading day prior to Purina's year-end), less the exercise price of the option, which in all instances is greater than $9.94 per share.

                  CHANGE-IN-CONTROL AND EMPLOYMENT ARRANGEMENTS

         We have entered into employment agreements with our named executive officers and 11 other executives. The terms of these agreements are generally for an initial period of two years until September 2001, with automatic yearly extensions thereafter, unless we or the executive gives written notice of termination not less than 90 days prior to the yearly renewal date.

         These agreements set forth:

         *        the executive's compensation and benefits;

         * the executive's obligations not to compete for the term of the agreement plus one year (if the termination is not in connection with a "triggering event") or two years (if the termination is in connection with a "triggering event") unless the executive terminated his employment for good reason or the employer terminates the executive for good cause; and

         * the executive's right to receive severance payments if the agreement is terminated.

2000 AUDIT COMMITTEE REPORT

         Our Audit Committee is composed of three members of the Board of Directors, all of whom are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. Our Board of Directors adopted a written Audit Committee Charter in June 2000, a copy of which is included as Annex C to this proxy statement. The Audit Committee is responsible for overseeing the financial affairs of the Company, as outlined in the Audit Committee Charter.

         In 2000, the Audit Committee reviewed and discussed with the Company's management and the Company's independent auditors the audited financial statements of the Company contained in our Annual Report to Stockholders for the year ended December 31, 2000. The Audit Committee also discussed with the Company's independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

         The Audit Committee received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and discussed with the Company's independent auditors their independence and the professional services provided by them to assure their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, be filed with the Securities and Exchange Commission.

         This report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C promulgated by the Securities and Exchange Commission or Section 18 of the Exchange Act.

         This report is submitted on behalf of the Audit Committee.

                  Craig Scott Bartlett, Jr. (Chairman)
                  Robert F. Cummings, Jr.
                  Robert A. Hamwee

2000 COMPENSATION COMMITTEE REPORT

         Our Compensation Committee is composed of three nonemployee members of the Board of Directors. The Compensation Committee is responsible for establishing basic principles related to our compensation programs and for providing oversight for compensation programs for our executive officers.

         In 2000, the Compensation Committee adopted strategic objectives for executive compensation. These objectives were to assure that compensation for executive officers would support the Company's mission and vision statement and attract and retain experienced professionals in their respective fields. Comparisons were made for both the executive officer group as a whole and individual positions.

         BASE SALARIES. Salaries for executive officers, including the chief executive officer, were determined by three factors: (i) salary levels among companies with revenues of comparable magnitude and specifically those in our industry as obtained through published sources; (ii) our performance, considering profitability of the industry as a whole; and (iii) individual performance as evaluated by the chief executive officer and through the Compensation Committee's own observations, and in the case of the chief executive officer, by the Compensation Committee itself.

         ANNUAL CASH INCENTIVE COMPENSATION. The Compensation Committee established individualized cash incentives for the top management group, which includes all executive officers. Factors considered in setting the targeted individual amounts for executive officers included the relative importance of the position with the Company and the degree of talent required to obtain high performance at that position. A pre-determined level of targeted annual profitability (based on Earnings Before Interest Expense, Taxes, Depreciation and Amortization Expense (EBITDA) was set for the Company, whereby each individual receives 100% of his or her targeted annual cash incentive compensation. Percentages of pay-outs may decline to the extent that our EBITDA does not meet the targeted level and there would be no pay-outs (0%) if our EBITDA does not exceed a certain minimum level. Incentives are scaled proportionately to match increased attainment beyond the originally targeted EBITDA, up to a maximum of 200% of the targeted individual amounts.

         EQUITY INCENTIVE PLAN. The Board is authorized, pursuant to the Equity Incentive Plan, to award executive officers or key employees non-statutory stock options. The aggregate number of shares of common stock that may be issued or transferred under the plan may not exceed 1,000,000. Grants of an aggregate of 1,000,000 options to purchase shares of common stock were made to 20 executive officers and key employees effective June 29 and October 17, 2000. Subject to stockholder approval of the Amended and Restated Equity Plan, the exercise price per share for each grant to an optionee will be $12.50 per share on fifty percent of the option shares, $15.62 per share on twenty-five percent of the option shares and $18.75 per share on twenty-five percent of the option share. The options granted vest ratably over a three-year period and all options under the plan must be granted and exercised on or before December 31, 2006, the date the plan terminates.

         2000 STOCK APPRECIATION RIGHTS PLAN. The Board is authorized, pursuant to the 2000 Stock Appreciation Rights Plan, to grant up to 300,000 stock appreciation rights to officers and key employees. Upon exercise of a stock appreciation right the holder is entitled to receive cash equal to the amount by which the market value of our common stock on the exercise date exceeds the exercise price of the stock appreciation right. Each stock appreciation right vests ratably over a period of four years and 278,500 stock appreciation rights were issued in December 2000 and were outstanding at December 31, 2000, none of which had been granted to the 20 executive officers and key employees who had been granted options under the Equity Incentive Plan. The exercise price of all outstanding stock appreciation rights is $12.50 per share, and none of the stock appreciation rights were vested as of December 31, 2000.

         Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility of compensation over $1,000,000 paid by a company to its executive officers. Since our executive compensation is set at levels such that each executive officer is likely to receive compensation well below the $1,000,000 limit, the Compensation Committee has determined that it is not necessary at this time to take any position with respect to the non-deductibility of compensation in excess of $1,000,000.

         This report on 2000 executive compensation shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C promulgated by the Securities and Exchange Commission or Section 18 of the Exchange Act.

         This report is submitted on behalf of the Compensation Committee.

                  Craig Scott Bartlett, Jr.
                  James J. Gaffney
                  Robert A. Hamwee (Chairman)

           CUMULATIVE STOCKHOLDER RETURN AND PERFORMANCE PRESENTATION

         The following graph compares the cumulative stockholder return on our common stock with the cumulative total return of the NASDAQ Composite Index, the S&P 500 Index and the Nelson Agribusiness Index, a composite index of 16 agribusiness companies developed by David Nelson of Credit Suisse First Boston that is published weekly in the trade publication Feedstuffs, respectively, for the period commencing August 30, 2000 through December 27, 2000. The graph assumes that the value of an investment in our common stock and each index was $100 at August 30, 2000, and all dividends were reinvested. The comparisons in this graph and table are required by the Securities and Exchange Commission and are not intended to forecast, or be indicative of, actual future returns on our common stock.

                               [PLOT POINTS CHART]

                                                                      NELSON
                           PURINA         NASDAQ                   AGRIBUSINESS
                         MILLS, INC.     COMPOSITE     S&P 500        INDEX
                         -----------     ---------     -------       -------

August 30, 2000            $100.00        $100.00     $100.00        $100.00
September 27, 2000           78.49          89.10       94.94         102.52
December 27, 2000            88.37          63.19       88.44         133.02

                                   PROPOSAL 4

                       DESIGNATION OF INDEPENDENT AUDITORS

         A proposal will be presented at the meeting to ratify the designation of KPMG LLP as the independent auditors of the Company for 2001. KPMG LLP has been the independent auditors of the Company since 1998. Representatives of KPMG LLP will attend the meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

         Fees billed to the Company by KPMG LLP in 2000 are as follows:

AUDIT FEES

         KPMG LLP has billed the Company $332,500, in the aggregate, for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the interim financial statements included in the Company's Forms 10-Q filed during the fiscal year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

ALL OTHER FEES

         KPMG LLP has billed the Company $59,000, in the aggregate, for services rendered by KPMG LLP for all services (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the fiscal year ended December 31, 2000.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         We must receive by December 25, 2001 any proposal of a Stockholder intended to be presented at the 2002 Annual Meeting and to be included our proxy materials related to the 2002 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. Proposals of Stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act in connection with the 2002 Annual Meeting must be received by us by February 23, 2002 or such proposals will be considered untimely under the advance notice provisions of our By-Laws. Non-Rule 14a-8 Proposals must comply with certain provisions of our By-Laws. Our proxy related to our 2002 Annual Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by us after February 23, 2002. Notices of stockholder proposals should be delivered personally or mailed, and any request for a copy of our By-Laws (which will be provided at no charge to any holder of common stock) should be directed, to the Secretary of the Company at its principal offices.

                              COSTS OF SOLICITATION

         We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited personally or by telephone by our regular employees without additional compensation. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.

                                  OTHER MATTERS

         We do not know of any matters to be brought before the meeting except as indicated in the notice. However, if any other matters properly come before the meeting for action of which we did not have notice of prior to April 12, 2001, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his own judgment.

                                        By order of the Board of Directors,


                                        PURINA MILLS, INC.

                                        /s/ Darrell D. Swank

                                        DARRELL D. SWANK
                                        EXECUTIVE VICE PRESIDENT,
                                        CHIEF FINANCIAL OFFICER AND SECRETARY

St. Louis, Missouri
April 24, 2001

                                                                         ANNEX A

                    PURINA MILLS, INC. EQUITY INCENTIVE PLAN
             (AS AMENDED AND RESTATED EFFECTIVE AS OF JUNE 12, 2001)

         1. PURPOSE. The purpose of the Purina Mills, Inc. Equity Incentive Plan (As Amended and Restated Effective as of June 12, 2001) is to attract and retain key employees for Purina Mills, Inc., a Delaware corporation and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

         2. DEFINITIONS. As used in this Plan,

                  (a) "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 10 of this Plan, such committee (or subcommittee).

                  (b) "Change of Control" shall mean if at any time any of the following events shall have occurred: the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50.1% or more of either (i) the then-outstanding shares of common stock of the Company or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of Directors; provided, however, that for purposes of the Plan, the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, a Subsidiary or Greenwich Street Capital Partners, its affiliates or their respective managed funds, or (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary.

                  (c) "Common Stock" means the common stock, par value $0.01 per share, of the Company or any security into which such shares of common stock may be changed by reason of any transaction or event of the type referred to in
Section 6 of this Plan.

                  (d) "Company" means Purina Mills, Inc., a Delaware corporation.

                  (e) "Date of Grant" means the date specified by the Board on which a grant of Option Rights shall become effective, which date shall not be earlier than (i) the date on which the Board takes action with respect thereto or (ii) the Effective Date.

                  (f) "Director" means a member of the Board.

                  (g) "Effective Date" means the Effective Date defined in the Second Amended Joint Plan of Reorganization of Purina Mills, Inc., Its Parent Corporation and Its Debtor Subsidiaries Dated February 22, 2000, as amended.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

                  (i) "Good Cause" means, when used in connection with the termination of an Optionee's employment by the Company or a Subsidiary, a termination based upon (i) the Optionee's willful and continued failure to substantially perform his duties with the Company or the Subsidiary (other than as a result of incapacity due to physical or mental condition) that is not corrected within 30 days after a written demand for substantial performance is delivered to the Optionee by the Company or the Subsidiary, which specifically identifies the manner in which the Optionee has not substantially performed his duties; (ii) legally sufficient evidence of the Optionee's commission of an act constituting a criminal offense involving moral turpitude, dishonesty or breach of trust; or (iii) the Optionee's material breach of any provision of any employment agreement between the Optionee and the Company or any Subsidiary.

                  (j) "Market Value per Share" means, as of any particular date,
(i) the closing sale price per share of Common Stock as reported on the principal exchange on which the shares of Common Stock are then trading, if any, or, if applicable, the NASDAQ National Market System, on the Date of Grant, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause (i) does not apply, the fair market value of the shares of Common Stock as determined by the Board in good faith.

                  (k) "Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                  (l) "Optionee" means the individual named in an agreement evidencing an outstanding Option Right.

                  (m) "Option Agreement" means an agreement substantially in the form of Exhibit A attached hereto pursuant to which Option Rights shall be granted to the Optionee.

                  (n) "Option Price" means the purchase price payable on exercise of an Option Right.

                  (o) "Option Right" means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 4 of this Plan.

                  (p) "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is a key employee of the Company or a Subsidiary.

                  (q) "Plan" means this Purina Mills, Inc. Equity Incentive Plan (As Amended and Restated Effective as of June 12, 2001).

                  (r) "Restatement Date" means June 12, 2001.

                  (s) "Subsidiary" means a corporation, company or other entity
(i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

         3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 3(b) and Section 6 of this Plan, the number of shares of Common Stock that may be issued or transferred upon the exercise of Option Rights shall not exceed in the aggregate 1,000,000 shares of Common Stock, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

                  (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire or are forfeited. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

                  (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 6 of this Plan, no Participant shall be granted Option Rights for more than 250,000 shares of Common Stock during any period of one year.

         4. OPTION RIGHTS. As of the Effective Date or as soon as reasonably practicable thereafter, the Board shall grant Option Rights to Participants to purchase shares of Common Stock. Each such grant shall be subject to all of the requirements contained in the following provisions:

                  (a) Each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

                  (b) (i) Each grant made prior to the Restatement Date shall specify an Option Price per share as follows:

                  (A) 50% of the options granted to each Optionee shall have an Option Price of $18.50 per share;

                  (B) 25% of the options granted to each Optionee shall have an Option Price of $23.12 per share; and

                  (C) 25% of the options granted to each Optionee shall have an Option Price of $27.75 per share.

                  (ii) Upon receiving the approval of the shareholders in accordance with Section 11 hereof, the per share Option Price of all outstanding Option Rights granted prior to the Restatement Date shall be reduced as follows:

                  (A) 50% of the options granted to each Optionee shall have an Option Price of $12.50 per share;

                  (B) 25% of the options granted to each Optionee shall have an Option Price of $15.62 per share; and

                  (C) 25% of the options granted to each Optionee shall have an Option Price of $18.75 per share.

                  (iii) Each grant made on or after the Restatement Date shall specify an Option Price per share as follows:

                  (A) 50% of the options granted to each Optionee shall have an Option Price of the greater of (I) $12.50 per share or (II) the Market Value per Share on the Date of Grant;

                  (B) 25% of the options granted to each Optionee shall have an Option Price of the greater of $15.62 per share or (II) the Market Value per Share on the Date of Grant; and

                  (C) 25% of the options granted to each Optionee shall have an Option Price of the greater of $18.75 per share or (II) the Market Value per Share on the Date of Grant.

                  (iv)     Notwithstanding the foregoing provisions of this
                           Section 4(b), the Board may, without the approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price to an amount which is not less than $10.00 per share; provided, however, that any such amendment shall not reduce the Option Price to an amount which less than the Market Value per Share on the date of such amendment.

                  (c) The Option Price of each grant shall be payable in cash or by check acceptable to the Company (or by a combination thereof).

                  (d) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

                  (e) Option Rights granted under this Plan shall be options that are not intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                  (f) Each Option Right (unless terminated as hereinafter provided) shall be exercisable only to the extent of one-third of the shares of Common Stock granted under such Option Right after the Optionee shall have been in the continuous employ of the Company or any Subsidiary for one full year from the Effective Date and to the extent of an additional one-third of such shares after each of the next two successive years thereafter during which the Optionee shall have been in the continuous employ of the Company or any Subsidiary. Each Option Right granted under the Plan shall become immediately exercisable in full in the event of (i) a Change of Control, (ii) a recapitalization of the Company which results in the payment of dividends or other cash compensation to shareholders, (iii) the Optionee's retirement at or after age 65, (iv) the death of the Optionee if such death occurs while the Optionee is employed by the Company or any Subsidiary, or (v) the Optionee's permanent and total disability if the Optionee becomes permanently and totally disabled while an employee of the Company or any

Subsidiary. To the extent exercisable, an Option Right may be exercised in whole or in part from time to time in accordance with Section 7 of the Plan.

                  (g) Option Rights granted under this Plan shall terminate automatically and without further notice on the earliest of the following dates:

                  (i) One (1) year after the Optionee's retirement at or after age 65;

                  (ii) One (1) year after the Optionee's death if such death occurs while the Optionee is employed by the Company or any Subsidiary;

                  (iii) One (1) year after the Optionee's permanent and total disability, if the Optionee becomes permanently and totally disabled while an employee of the Company or any Subsidiary;

                  (iv) One (1) year after the Optionee ceases to be an employee of the Company and the Subsidiaries for any reason other than as described in subsections g(i), g(ii) or g(iii) of this Section 4; or

                  (v)      December 31, 2006.

                  For the purposes of the Plan, the continuous employment of the Optionee with the Company shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company, by reason of the transfer of his or her employment among the Company and the Subsidiaries or a leave of absence approved by the Board.

                  (h) All Option Rights under the Plan must be granted on or before December 31, 2006.

                  (i) In the event that an Optionee's employment is terminated for Good Cause, any Option Right granted to such Optionee shall terminate at the time of such termination notwithstanding any other provision of this Plan and any such Option Right will cease to be exercisable to the extent exercisable as of such termination and will not become exercisable after such termination.

                  (j) Each grant of Option Rights shall be evidenced by an Option Agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with preceding subsections of this Section 4 of the Plan, as the Board may approve.

         5. TRANSFERABILITY. No Option Right shall be transferable by a Participant other than by will or the laws of descent and distribution. Option Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

         6. ADJUSTMENTS. The Board shall make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Option Rights granted hereunder, in the Option Price and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, dividend or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced; provided that such consideration shall be of equivalent monetary value to the Optionees. The Board shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 6.

         7. NOTICE OF EXERCISE; PAYMENT. To the extent then exercisable, an Option Right may be exercised by written notice to the Company stating the number of Optioned Shares for which the Option Right is being exercised. Payment equal to the aggregate Option Price of the shares of Common Stock for which the Option Right is being exercised, in a form described in Section 4(c), shall be tendered to the Company in full with the notice of exercise. As a condition precedent to the exercise of the Option Right, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of, or supervision over, the issuance of shares of Common Stock and in connection therewith shall execute any documents that the Board shall in its sole discretion deem necessary or advisable. The date of the Optionee's written notice shall be the exercise date.

         8. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

         9. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit (but only to the extent of the minimum withholding required by law).

         10. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Non-Employee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

                  (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No Director shall be liable for any such action or determination made in good faith.

         11. AMENDMENTS, ETC. (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the shares of Common Stock are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

                  (b) Except as provided in Section 4(b)(iv) hereof, the Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, except as provided in Section 4(b)(iv) hereof, no Option Right shall be canceled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 11(b) is intended to prohibit the unlimited repricing of "underwater" Option Rights without the further approval of the shareholders of the Company and shall not be construed to prohibit the adjustments provided for in Section 6 of this Plan.

                  (c) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

         12. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Plan, no Option Right shall be exercisable if the exercise thereof would result in a violation of any such law.

         13. GOVERNING LAW. The interpretation, performance, and enforcement of this Plan and any Option Right granted hereunder shall be governed by the laws of the State of Missouri, without giving effect to the principles of conflict of laws thereof.

         14. TERMINATION. No grant of Option Rights shall be made under this Plan after December 31, 2006, and all grants made on or prior to such date which are not exercised prior to that date shall automatically terminate on December 31, 2006.

                                                                         ANNEX B

                   2001 NON-EMPLOYEE DIRECTOR AND KEY EMPLOYEE
                              EQUITY INCENTIVE PLAN

         1. PURPOSE. The purpose of the 2001 Non-Employee Director and Key Employee Equity Incentive Plan is to encourage ownership of common stock by eligible Non-Employee Directors of the Company and to provide increased incentive for such Directors to render services and to exert maximum effort for the business success of the Company. The Company expects that this Plan will further strengthen the identification of Directors with the shareholders. Additionally, the Plan is intended to attract and retain key employees for Purina Mills, Inc., a Delaware corporation, and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

         2. DEFINITIONS. As used in this Plan,

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Change of Control" shall mean if at any time any of the following events shall have occurred: the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50.1% or more of either (i) the then-outstanding shares of common stock of the Company or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of Directors; provided, however, that for purposes of the Plan, the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, a Subsidiary or Greenwich Street Capital Partners, its affiliates or their respective managed funds, or (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary.

                  (c) "Common Stock" means the common stock, par value $0.01 per share, of the Company or any security into which such shares of common stock may be changed by reason of any transaction or event of the type referred to in
Section 6 of this Plan.

                  (d) "Company" means Purina Mills, Inc., a Delaware corporation.

                  (e) "Date of Grant" means the date specified by the Board on which a grant of Option Rights shall become effective, which date shall not be earlier than (i) the date on which the Board takes action with respect thereto or (ii) the Effective Date.

                  (f) "Director" means a member of the Board.

                  (g) "Effective Date" means June 12, 2001, the date on which this Plan was approved by shareholders of the Company.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

                  (i) "Good Cause" means, when used in connection with the termination of an Optionee's employment by the Company or a Subsidiary, a termination based upon (i) the Optionee's willful and continued failure to substantially perform his duties with the Company or the Subsidiary (other than as a result of incapacity due to physical or mental condition) that is not corrected within 30 days after a written demand for substantial performance is delivered to the Optionee by the Company or the Subsidiary, which specifically identifies the manner in which the Optionee has not substantially performed his duties; (ii) legally sufficient evidence of the Optionee's commission of an act constituting a criminal offense involving moral turpitude, dishonesty or breach of trust; or (iii) the Optionee's material breach of any provision of any employment agreement between the Optionee and the Company or any Subsidiary.

                  (j) "Market Value per Share" means, as of any particular date,
(i) the closing sale price per share of Common Stock as reported on the principal exchange on which the shares of Common Stock are then trading, if any, or, if applicable, the NASDAQ National Market System, on the Date of Grant, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause (i) does not apply, the fair market value of the shares of Common Stock as determined by the Board in good faith.

                  (k) "Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                  (l) "Optionee" means the individual named in an agreement evidencing an outstanding Option Right.

                  (m) "Option Agreement" means an agreement substantially in the form of Exhibit A attached hereto pursuant to which Option Rights shall be granted to the Optionee.

                  (n) "Option Price" means the purchase price payable on exercise of an Option Right.

                  (o) "Option Right" means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 4 of this Plan.

                  (p) "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is a Non-Employee Director or key employee of the Company or a Subsidiary.

                  (q) "Plan" means this 2001 Non-Employee Director and Key Employee Equity Incentive Plan.

                  (r) "Subsidiary" means a corporation, company or other entity
(i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

         3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 3(b) and Section 6 of this Plan, the number of shares of Common Stock that may be issued or transferred upon the exercise of Option Rights shall not exceed in the aggregate 500,000 shares of Common Stock, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

                  (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire or are forfeited. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

                  (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 6 of this Plan, no Participant shall be granted Option Rights under this Plan for more than 100,000 shares of Common Stock.

         4. OPTION RIGHTS. As of the Effective Date or as soon as reasonably practicable thereafter, the Board shall grant 25,000 Option Rights to each of its four current Non-Employee Directors to purchase shares of Common Stock. Subsequently, each Non-Employee Director elected or appointed to the Board for the first time will be granted 25,000 Option Rights to purchase shares of Common Stock upon such Non-employee director's date of initial election or appointment to the Board. The Board may also grant other Option Rights to Participants to purchase shares of Common Stock. Each such grant of Option Rights under this Plan shall be subject to all of the requirements contained in the following provisions:

                  (a) Each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

                  (b) Each grant shall specify an Option Price per share equal to the greater of:

                  (i)      $12.50 per share, or

                  (ii)     the Market Value per Share on the Date of Grant.

                  Notwithstanding the foregoing provisions of this Section 4(b), the Board may, without the approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price to an amount which is not less than $10.00 per share; provided, however, that any such amendment shall not reduce the Option Price to an amount less than the Market Value per Share on the date of such amendment.

                  (c) The Option Price of each grant shall be payable in cash or by check acceptable to the Company (or by a combination thereof).

                  (d) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

                  (e) Option Rights granted under this Plan shall be options that are not intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                  (f) Each Option Right (unless terminated as hereinafter provided) shall be exercisable as follows:

                  (i) Non-Employee Directors - only to the extent of one-third of the shares of Common Stock granted under such Option Right after the Optionee shall have served on the Board as a Director for one full year from the later of (A) June 29, 2000 or (B) the date of such Non-Employee Director's election to the Board, and to the extent of an additional one-third of such shares after each of the next two successive years thereafter during which the Optionee shall have been in the continuous service of the Company as a Director.

                  (ii) Key Employee - only to the extent of one-third of the shares of Common Stock granted under such Option Right after the Optionee shall have been in the continuous employ of the Company or any Subsidiary for one full year from the Date of Grant and to the extent of an additional one-third of such shares after each of the next two successive years thereafter during which the Optionee shall have been in the continuous employ of the Company or any Subsidiary.

                  Each Option Right granted under the Plan shall become immediately exercisable in full in the event of (I) a Change of Control, (II) a recapitalization of the Company which results in the payment of dividends or other cash compensation to shareholders, (III) the retirement at or after age 65 of an Optionee who is an employee of the Company or any Subsidiary, (IV) the death of the Optionee if such death occurs while the Optionee is employed by the Company or any Subsidiary, or (V) the Optionee's permanent and total disability if the Optionee becomes permanently and totally disabled while serving as a Director or as an employee of the Company or any Subsidiary. To the extent exercisable, an Option Right may be exercised in whole or in part from time to time in accordance with Section 7 of the Plan.

                  (g) Option Rights granted under this Plan shall terminate automatically and without further notice on the earliest of the following dates:

                  (i) One (1) year after the retirement at or after age 65 of an Optionee who is an employee of the Company or a Subsidiary;

                  (ii) One (1) year after the Optionee's death if such death occurs while the Optionee is a Non-Employee Director or is employed by the Company or any Subsidiary;

                  (iii) One (1) year after the Optionee's permanent and total disability, if the Optionee becomes permanently and totally disabled while a Non-Employee Director or employee of the Company or any Subsidiary;

                  (iv) One (1) year after the Optionee ceases to be a Non-Employee Director or an employee of the Company or any Subsidiary for any reason other than as described in subsections g(i), g(ii) or g(iii) of this Section 4; or

                  (v)      December 31, 2006.

                  For the purposes of the Plan, the continuous service as a Director or the continuous employment of the Optionee with the Company shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased his or her service as a Director or to be an employee of the Company, by reason of the transfer of his or her service or employment among the Company and the Subsidiaries or a leave of absence approved by the Board.

                  (h) All Option Rights under the Plan must be granted on or before December 31, 2006.

                  (i) In the event that an Optionee's continuous employment is terminated for Good Cause, any Option Right granted to such Optionee shall terminate at the time of such termination notwithstanding any other provision of this Plan and any such Option Right will cease to be exercisable to the extent exercisable as of such termination and will not become exercisable after such termination.

                  (j) Each grant of Option Rights shall be evidenced by an Option Agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with preceding subsections of this Section 4 of the Plan, as the Board may approve.

         5. TRANSFERABILITY. No Option Right shall be transferable by a Participant other than by will or the laws of descent and distribution. Option Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

         6. ADJUSTMENTS. The Board shall make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Option Rights granted hereunder, in the Option Price and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, dividend or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced; provided that such consideration shall be of equivalent monetary value to the Optionees. The Board shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 6.

         7. NOTICE OF EXERCISE; PAYMENT. To the extent then exercisable, an Option Right may be exercised by written notice to the Company stating the number of Optioned Shares for which the Option Right is being exercised. Payment equal to the aggregate Option Price of the shares of Common Stock for which the Option Right is being exercised, in a form described in Section 4(c), shall be tendered to the Company in full with the notice of exercise. As a condition precedent to the exercise of the Option Right, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of, or supervision over, the issuance of shares of Common Stock and in connection therewith shall execute any documents that the Board shall in its sole discretion deem necessary or advisable. The date of the Optionee's written notice shall be the exercise date.

         8. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

         9. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit (but only to the extent of the minimum withholding required by law).

         10. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Board. A majority of the Board shall constitute a quorum, and the action of the Board present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Board.

                  (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No Director shall be liable for any such action or determination made in good faith.

         11. AMENDMENTS, ETC. (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the shares of Common Stock are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

                  (b) Except as provided in Section 4(b) hereof, the Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, except as provided in Section 4(b) hereof, no Option Right shall be canceled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 11(b) is intended to prohibit the unlimited repricing of "underwater" Option Rights without the further approval of the shareholders of the Company and shall not be construed to prohibit the adjustments provided for in Section 6 of this Plan.

                  (c) This Plan shall not confer upon any Participant any right with respect to continuance service on the Board or employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's service on the Board or employment or other service at any time.

         12. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Plan, no Option Right shall be exercisable if the exercise thereof would result in a violation of any such law.

         13. GOVERNING LAW. The interpretation, performance, and enforcement of this Plan and any Option Right granted hereunder shall be governed by the laws of the State of Missouri, without giving effect to the principles of conflict of laws thereof.

         14. TERMINATION. No grant of Option Rights shall be made under this Plan after December 31, 2006, and all grants made on or prior to such date which are not exercised prior to that date shall automatically terminate on December 31, 2006.

                               PURINA MILLS, INC.

                             Audit Committee Charter

FUNCTION OF THE COMMITTEE

         The Committee will assist the Board of Directors (the "Board") in fulfilling the Board's oversight responsibilities relating to accounting for the Company's financial position and results of operations, as well as such other matters as may from time to time be specifically delegated to the Committee by the Board.

         While the Committee has the powers and responsibilities set forth in this Charter and the Company's Certificate of Incorporation, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the outside auditor. Likewise, it is not the responsibility of the Committee to conduct investigations, to resolve disputes, if any, between management and the outside auditor or to assure compliance with laws or the Company's corporate compliance program or code of ethics.

COMPOSITION OF THE COMMITTEE

         REQUIREMENTS. The Committee will consist of at least three Board members. No member of the Committee may be an officer or employee of the Company or its subsidiaries, and each member of the Committee must be, in the opinion of the Board, free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as an Committee member. In determining independence, the Board will observe the requirements of Rules 4200(a)(14) and 4310(c)(26) of the NASD Manual.

         Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or must become able to do so within a reasonable period of time after appointment to the Committee. Further, at least one member of the Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in that individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         APPOINTMENT. The Board will appoint the members of the Committee. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Chairman of the Committee will, in consultation with the other members of the Committee, the Company's outside auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing the agenda therefor and supervising the conduct thereof.

OUTSIDE AUDITOR

         The outside auditor for the Company is ultimately accountable to the Board and the Committee. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The Committee and the Board may nominate the outside auditor to be proposed for shareholder ratification in any proxy statement.

RESPONSIBILITIES OF THE COMMITTEE

         The Committee will:

                  1) Recommend Outside Auditors: Recommend to the Board annually, and at other appropriate times, the firm to be retained as the Company's outside auditors.

                  2) Review Independence of Outside Auditors: In connection with recommending the firm to be retained as the Company's outside auditors, review the information provided by management and the outside auditors relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the outside auditors.

                           The Committee is responsible for (1) ensuring that the outside auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, a copy of which is attached hereto, (2) actively engaging in dialogue with the outside auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the outside auditor, and (3) taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

                  3) Review Audit Plan: Review with the outside auditors their plans for, and the scope of, their annual audit and other examinations.

                  4) Conduct of Audit: Discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

                  5) Review Audit Results: Review with the outside auditors the report of their annual audit, or proposed report of their annual audit and the accompanying management letter, if any.

                  6) Review Financial Statements: Based on a review of annual financial statements and a discussion with the outside auditors and management, the Committee will recommend to the Board whether to include the audited financial statements in the Annual Report on Form 10-K filed with the Securities and Exchange Commission.

                  7)       Review Systems of Internal Accounting Controls:
                           Review with the outside auditors and appropriate Company management, including to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel and the Company's policies and compliance procedures with respect to business practices.

                  8) Review Recommendations of Outside Auditors: Review with appropriate Company management and the appropriate members of their staff recommendations made by the outside auditors, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

                  9) Review Other Matters: Review such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

                  10) Board Reports: Report its activities to the Board in such manner and at such times as it deems appropriate.

MEETINGS OF THE COMMITTEE

         The Committee shall meet at least four times annually, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee may request any officer or employee of the Company or the Company's outside legal counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet with management, the outside auditors and others in separate private sessions to discuss any matter that the Committee, management, the outside auditors or such other persons believe should be discussed privately.

CONSULTANTS

         The Committee may retain, at such times and on such terms as the Committee determines in its sole discretion and at the Company's expense, special legal, accounting or other consultants to advise and assist it in complying with its responsibilities as set forth herein.

ANNUAL REPORT

         The Committee will prepare, with the assistance of management, the outside auditors and outside legal counsel, a report for inclusion in the Company's proxy or information statement relating to the annual meeting of security holders at which directors are to be elected that complies with the requirements of the federal securities laws.

ANNUAL REVIEW OF CHARTER

         The Committee will review and reassess, with the assistance of management, the outside auditors and outside legal counsel, the adequacy of the Committee's charter at least annually.

                                     [LOGO]

                               PURINA MILLS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                             TUESDAY, JUNE 12, 2001
                                 11:00 A.M. CDT

                            RENAISSANCE HOTEL-AIRPORT
                            9801 NATURAL BRIDGE ROAD
                               ST. LOUIS, MO 63134





PURINA MILLS, INC.
1401 SOUTH HANLEY ROAD
ST. LOUIS, MISSOURI 63144                                                  PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 12, 2001.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4.

By signing the proxy, you revoke all prior proxies and appoint Brad J. Kerbs and Darrell D. Swank, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.





                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                       [ARROW] PLEASE DETACH HERE [ARROW]




        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1.  Election of directors:  01 Brad J. Kerbs              04 James J. Gaffney    [ ] Vote FOR        [ ] Vote WITHHELD
                            02 Craig Scott Bartlett, Jr.  05 Robert A. Hamwee        all nominees        from all nominees
                            03 Robert F. Cummings, Jr.                               (except as marked)

                                                                                  _____________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,          |                                             |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)         |_____________________________________________|

2.  Approval of Equity Incentive Plan, as Amended and Restated.                  [ ] For      [ ] Against      [ ] Abstain

3.  Approval of 2001 Non-Employee Director and Key Employee Equity Incentive
    Plan.                                                                        [ ] For      [ ] Against      [ ] Abstain

4.  Ratification of KPMG LLP as independent auditors for 2001.                   [ ] For      [ ] Against      [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box  [ ]
Indicate changes below:                                                             Date ______________________________________

                                                                                  _____________________________________________
                                                                                 |                                             |
                                                                                 |                                             |
                                                                                 |_____________________________________________|

                                                                                 Signature(s) in Box
                                                                                 Please sign exactly as your name(s) appears on
                                                                                 Proxy. If held in joint tenancy, all persons
                                                                                 must sign. Trustees, administrators, etc.,
                                                                                 should include title and authority. Corporations
                                                                                 should provide full name of corporation and
                                                                                 title of authorized officer signing the proxy.